UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  DECEMBER 16, 2010

                     MID-WISCONSIN FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

      WISCONSIN                0-18542                   06-1169935
   (State or other    (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                     Identification No.)
   incorporation)

                             132 WEST STATE STREET
                            MEDFORD, WISCONSIN 54451
              (Address of principal executive offices) (Zip code)

                                 (715) 748-8300
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

AMENDMENT OF 1999 STOCK OPTION PLAN.

On December 16, 2010, the Board of Directors (the "Board") of Mid-Wisconsin Financial Services, Inc. (the "Company") approved an amendment, effective immediately, to the Mid-Wisconsin Financial Services, Inc. 1999 Stock Option Plan, as amended April 22, 2008. The amendment eliminates the granting of stock options with a reload feature under the plan after December 15, 2010, but does not have any effect on awards under the plan outstanding as of December 15, 2010. The Board adopted this amendment to help ensure that future awards under the plan are consistent with current industry practice.

AMENDMENT AND RESTATEMENT OF 2005 DIRECTORS DEFERRED COMPENSATION PLAN.

On December 16, 2010, the Board also approved an amendment and restatement, effective immediately, of the Mid-Wisconsin Financial Services, Inc. 2005 Directors Deferred Compensation Plan, as amended April 22, 2008. The amendment and restatement of the plan (i) renames the plan the Mid-Wisconsin Financial Services, Inc. 2011 Directors Deferred Compensation Plan, as amended and restated effective December 16, 2010; (ii) eliminates the automatic deferral of participant directors' annual retainer fees into deferred compensation accounts and provides participants with the option to not defer receipt of such annual retainer fees; and (iii) establishes a minimum rate of return in connection with participants' deferred cash accounts equal to the rate of interest paid by Mid-Wisconsin Bank on its 4-year certificates of deposit as of the last day of the applicable fiscal year.

A copy of the amended and restated plan is attached to this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(D)   EXHIBITS.

      10.1 Mid-Wisconsin Financial Services, Inc. 2011 Directors Deferred Compensation Plan, as amended and restated effective December 16, 2010.

                                      SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2010                MID-WISCONSIN FINANCIAL SERVICES, INC.



                                        By:    JAMES F WARSAW
                                        Name:  James F. Warsaw
                                        Title: President
                                               and Chief Executive OfficeR